Exhibit 99.3
© CTO Realty Growth, Inc. | ctoreit.com REALTY GROWTH Supplemental Reporting Information Q1 2022

© CTO Realty Growth, Inc. | ctoreit.com 1. First Quarter 2021 Earnings Release 3 2. Key Financial Information ▪ Consolidated Balance Sheets 11 ▪ Consolidated Statements of Operations 12 ▪ Non - GAAP Financial Measures 13 3. Capitalization & Dividends 16 4. Summary of Debt 17 5. Investments 18 6. Dispositions 19 7. Portfolio Detail 20 8. Leasing Summary 22 9. Lease Expirations 23 10. Top Tenant Summary 24 11. Geographic Diversification 25 12. Other Assets 26 13. 2022 Guidance 27 14. Contact Information & Research Coverage 28 15. Safe Harbor, Non - GAAP Financial Measures, and Definitions and Terms 29 Table of Contents

© CTO Realty Growth, Inc. | ctoreit.com Capitalization & Dividends $ and shares outstanding in thousands, except per share data. As of March 31, 2022, unless otherwise noted Equity Capitalization Common Shares Outstanding 6,012 Common Share Price $66.32 Total Common Equity Market Capitalization $398,690 Series A Preferred Shares Outstanding 3,000 Series A Preferred Par Value Per Share $25.00 Series A Preferred Par Value $75,000 Total Equity Capitalization $473,690 Debt Capitalization Total Debt Outstanding $299,834 Total Capitalization $773,524 Cash, Restricted Cash & Cash Equivalents $35,835 Total Enterprise Value $737,689 Dividends Paid Common Preferred Q2 2021 $1.00 - Q3 2021 $1.00 $0.37 Q4 2021 $1.00 $0.40 Q1 2022 $1.08 $0.40 Trailing Twelve Months Q1 2022 $4.08 $1.17 Q1 2022 Core FFO Per Diluted Share $1.39 Q1 2022 AFFO Per Diluted Share $1.48 Q1 2022 Core FFO Payout Ratio 77.7% Q1 2022 AFFO Payout Ratio 73.0% Dividend Yield Q1 2022 $1.08 $0.40 Annualized Q1 2022 Dividend $4.32 $1.59 Price Per Share as of March 31, 2022 $66.32 $25.15 Implied Dividend Yield 6.5% 6.3% 16

© CTO Realty Growth, Inc. | ctoreit.com Debt Summary $ in thousands. As of March 31, 2022, unless otherwise noted. (1) See reconciliation as part of Non - GAAP Financial Measures in the Company’s First Quarter 2022 Earnings Release. Indebtedness Outstanding Face Value Interest Rate Maturity Date Type Revolving Credit Facility $66,000 30 - Day LIBOR + [1.35% – 1.95%] May 2023 Variable 2025 Convertible Senior Notes 51,034 3.88% April 2025 Fixed 2026 Term Loan 65,000 30 - Day LIBOR + [1.35% – 1.95%] March 2026 Fixed Mortgage Note 17,800 4.06% August 2026 Fixed 2027 Term Loan 100,000 30 - Day LIBOR + [1.35% – 1.95%] January 2027 Fixed Total / Wtd .. Avg. $299,834 2.36% Fixed vs. Variable Face Value Interest Rate % of Total Debt Total Fixed Rate Debt 233,834 2.52% 78% Total Variable Rate Debt 66,000 30 - Day LIBOR + [1.35% – 1.95%] 22% Total / Wtd .. Avg. $299,834 2.36% 100% Leverage Metrics Face Value of Debt $299,834 Cash, Restricted Cash & Cash Equivalents ($35,835) Net Debt $263,999 Total Enterprise Value $737,689 Net Debt to Total Enterprise Value 36% Net Debt to Pro Forma EBITDA (1) 6.0x 17

© CTO Realty Growth, Inc. | ctoreit.com Investments $ in thousands. As of March 31, 2022. Property Acquisitions Market Type Date Acquired Square Feet Price Occupancy At Acq .. Price Plaza Shopping Center – Katy, TX Houston, TX Multi - Tenant Retail 3/3/2022 205,813 $39,100 95% Total Acquisitions 205,813 $39,100 18 Structured Investments Market Type Date Originated Capital Commitment Structure Phase II of The Exchange at Gwinnett – Buford, GA Atlanta, GA Grocery - Anchored Retail 1/26/2022 $8,700 First Mortgage Total Acquisitions $8,700

© CTO Realty Growth, Inc. | ctoreit.com Property Market Type Date Sold Square Feet Price Gain (Loss) Party City – Oceanside, NY New York, NY Single Tenant Retail 1/7/2022 15,500 $6,949 ($60) The Carpenter Hotel – Austin, TX Austin, TX Hospitality Ground Lease 3/11/2022 73,508 17,095 (178) Total Dispositions 89,008 $24,044 ($238) Dispositions 19 $ in thousands. As of March 31, 2022.

Portfolio Detail

Property	Type	Year Acquired/ Developed	Square Feet	In-Place Occupancy	Leased Occupancy	Cash ABR	Cash ABR PSF
Atlanta, GA							
Ashford Lane	Multi-Tenant Retail	2020	283,732	71%	81%	$6,018	$21.21
The Exchange at Gwinnett	Multi-Tenant Retail	2021	69,265	90%	97%	2,010	$29.01
Total Atlanta, GA			352,997	75%	84%	$8,028	$22.74
Jacksonville, FL							
The Strand at St. Johns Town Center	Multi-Tenant Retail	2019	204,552	93%	95%	$4,652	$22.74
245 Riverside	Multi-Tenant Office	2015	136,853	93%	93%	2,620	$19.15
Firebirds Wood Fired Grill	Single Tenant Retail	2018	6,948	100%	100%	298	$42.89
Chuy's	Single Tenant Retail	2018	7,950	100%	100%	355	$44.65
Total Jacksonville, FL			356,303	93%	94%	$7,925	$22.24
Dallas, TX							
The Shops at Legacy	Multi-Tenant Mixed Use	2021	237,690	84%	93%	$6,631	$27.90
Westcliff Shopping Center	Multi-Tenant Retail	2017	136,185	60%	60%	489	$3.59
Total Dallas, TX			373,875	75%	81%	$7,120	$19.04
Raleigh, NC							
Beaver Creek Crossings	Multi-Tenant Retail	2021	320,434	96%	98%	$5,222	$16.30
Phoenix, AZ							
Crossroads Town Center	Multi-Tenant Retail	2020	244,843	100%	100%	$4,854	$19.83
Albuquerque, NM							
Fidelity	Single Tenant Office	2018	210,067	100%	100%	$3,567	$16.98
Houston, TX							
Price Plaza Shopping Center	Multi-Tenant Retail	2022	205,813	95%	95%	$3,164	$15.37
Santa Fe, NM							
125 Lincoln & 150 Washington	Multi-Tenant Mixed Use	2021	136,638	73%	86%	$2,658	$19.45

$ in thousands, except per square foot data.

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© CTO Realty Growth, Inc. | ctoreit.com Portfolio Detail $ in thousands, except per square foot data. 21 Property Type Year Acquired/ Developed Square Feet In - Place Occupancy Leased Occupancy Cash ABR Cash ABR PSF Tampa, FL Sabal Pavilion Single Tenant Office 2020 120,500 100% 100% $2,199 $18.25 Salt Lake City, UT Jordan Landing Multi - Tenant Retail 2021 170,996 100% 100% $1,670 $9.77 Washington, DC General Dynamics Single Tenant Office 2019 64,319 100% 100% $1,580 $24.56 Las Vegas, NV Eastern Commons Multi - Tenant Retail 2021 133,304 100% 100% $1,539 $11.55 Miami, FL Westland Gateway Plaza Multi - Tenant Retail 2020 108,029 100% 100% $1,460 $13.52 Daytona Beach, FL Landshark Bar & Grill Single Tenant Retail 2018 6,264 100% 100% $628 $100.32 Crabby's Oceanside Single Tenant Retail 2018 5,780 100% 100% 273 $47.28 Total Daytona Beach, FL 12,044 100% 100% $901 $74.86 Orlando, FL Winter Park Office Multi - Tenant Mixed Use 2021 28,008 100% 100% $350 $12.50 Total Portfolio 2,838,170 91% 93% $52,238 $18.41

© CTO Realty Growth, Inc. | ctoreit.com Leasing Summary $ and square feet in thousands, except per square foot data. 22 Renewals and Extensions Q1 2022 Q2 2022 Q3 2022 Q4 2022 2022 Leases 8 8 Square Feet 32.5 32.5 New Cash Rent PSF $31.57 $31.57 Tenant Improvements $368 $368 Leasing Commissions $36 $36 Weighted Average Term 6.2 6.2 New Leases Q1 2022 Q2 2022 Q3 2022 Q4 2022 2022 Leases 10 10 Square Feet 24.4 24.4 New Cash Rent PSF $31.32 $31.32 Tenant Improvements $691 $691 Leasing Commissions $335 $335 Weighted Average Term 8.9 8.9 All Leases Summary Q1 2022 Q2 2022 Q3 2022 Q4 2022 2022 Leases 18 18 Square Feet 56.9 56.9 New Cash Rent PSF $31.46 $31.46 Tenant Improvements $1,059 $1,059 Leasing Commissions $371 $371 Weighted Average Term 6.6 6.6

© CTO Realty Growth, Inc. | ctoreit.com Lease Expiration Schedule $ and square feet in thousands. 23 Year Leases Expiring Expiring SF % of Total Cash ABR % of Total 2022 26 70 2.5% 1,839 3.5% 2023 28 184 6.5% 4,105 7.9% 2024 19 65 2.3% 1,772 3.4% 2025 21 135 4.8% 3,349 6.4% 2026 43 417 14.7% 7,534 14.4% 2027 30 370 13.0% 5,458 10.4% 2028 21 482 17.0% 9,673 18.5% 2029 18 238 8.4% 4,389 8.4% 2030 11 97 3.4% 1,905 3.6% 2031 26 88 3.1% 2,711 5.2% Thereafter 19 428 15.1% 9,501 18.2% Total 262 2,575 90.7% 52,238 100.0% Vacant 263 9.3% Total 2,838 100.0%

Top Tenant Summary

CTO REALTY GROWTH

Tenant/Concept	Credit Rating[1]	Leases	Leased Square Feet	% of Total	Cash ABR	% of Total
Fidelity	A+	1	210	7.4%	3,567	6.8%
Ford Motor Credit	BB+	1	121	4.2%	2,199	4.2%
WeWork	CCC+	1	59	2.1%	1,939	3.7%
General Dynamics	A-	1	64	2.3%	1,580	3.0%
At Home	B	2	192	6.8%	1,546	3.0%
Seritage Growth Properties	Not Rated	1	108	3.8%	1,460	2.8%
Ross/dd's DISCOUNT	BBB+	4	106	3.7%	1,333	2.6%
Best Buy	BBB+	2	82	2.9%	1,224	2.3%
Darden Restaurants	BBB	3	27	1.0%	1,207	2.3%
Harkins Theatres	Not Rated	1	56	2.0%	961	1.8%
Regal Cinemas	Not Rated	1	45	1.6%	948	1.8%
The Hall at Ashford Lane	Not Rated	1	17	0.6%	851	1.6%
Hobby Lobby	Not Rated	1	55	1.9%	715	1.4%
Burlington	BB+	1	47	1.6%	699	1.3%
PNC Bank	A	2	10	0.4%	684	1.3%
Landshark Bar & Grill	Not Rated	1	6	0.2%	628	1.2%
Raymond James & Associates	BBB+	2	24	0.8%	600	1.1%
TJ Maxx/HomeGoods/Marshalls	A	1	50	1.8%	526	1.0%
Bob's Discount Furniture	Not Rated	1	42	1.5%	509	1.0%
Seafood City	Not Rated	1	32	1.1%	483	0.9%
Other		233	1,222	43.0%	28,579	54.7%
Total		**262**	**2,575**	**90.7%**	**52,238**	**100.0%**
Vacant			263	9.3%		
Total			**2,838**	**100.0%**		

$ and square feet in thousands.

(1) A credit rated, or investment grade rated tenant (rating of BBB-, NAIC-2 or Baa3 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).

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© CTO Realty Growth, Inc. | ctoreit.com Geographic Diversification 25 Markets Leases Square Feet % of Total Cash ABR % of Total Atlanta, GA 2 353 12.4% 8,028 15.4% Jacksonville, FL 4 356 12.6% 7,925 15.2% Dallas, TX 2 374 13.2% 7,119 13.6% Raleigh, NC 1 320 11.3% 5,222 10.0% Phoenix, AZ 1 245 8.6% 4,854 9.3% Albuquerque, NM 1 210 7.4% 3,567 6.8% Houston, TX 1 206 7.3% 3,164 6.1% Santa Fe, NM 1 137 4.8% 2,658 5.1% Tampa, FL 1 121 4.2% 2,199 4.2% Salt Lake City, UT 1 171 6.0% 1,670 3.2% Las Vegas, NV 1 64 2.3% 1,580 3.0% Washington, DC 1 133 4.7% 1,539 2.9% Miami, FL 1 108 3.8% 1,460 2.8% Daytona Beach, FL 2 12 0.4% 902 1.7% Orlando, FL 1 28 1.0% 350 0.7% Total 21 2,838 100.0% 52,238 100.0% States Properties Square Feet % of Total Cash ABR % of Total Florida 9 625 22.0% 12,835 24.6% Texas 3 580 20.4% 10,283 19.7% Georgia 2 353 12.4% 8,028 15.4% New Mexico 2 347 12.2% 6,225 11.9% North Carolina 1 320 11.3% 5,222 10.0% Arizona 1 245 8.6% 4,854 9.3% Utah 1 171 6.0% 1,670 3.2% Nevada 1 133 4.7% 1,539 2.9% Virginia 1 64 2.3% 1,580 3.0% Total 21 2,838 100.0% 52,238 100.0% $ and square feet in thousands.

© CTO Realty Growth, Inc. | ctoreit.com Other Assets $ and shares outstanding in thousands, except per share data. (1) As of March 31, 2022. 26 Investment Securities Shares & Operating Partnership Units Owned Value Per Share March 31, 2022 Estimated Value Annualized Dividend Per Share In - Place Annualized Dividend Income Alpine Income Property Trust 2,052 $18.80 $38,587 $1.08 $2,217 Structured Investments Type Origination Date Maturity Date Original Loan Amount Amount Outstanding Interest Rate 4311 Maple Avenue, Dallas, TX Mortgage Note October 2020 April 2023 $400 $400 7.50% 110 N. Beach St., Daytona Beach, FL Mortgage Note June 2021 December 2022 364 364 10.00% Phase II of The Exchange at Gwinnett Construction Loan January 2022 January 2024 8,700 — 7.25% Total Structured Investments $9,464 $764 7.37% Subsurface Interests Acreage Estimated Value Acres Available for Sale (1) 365,000 acres $6,000 Mitigation Credits and Rights State Credits Federal Credits Federal Credits Mitigation Credits 41.1 18.8 $3,700 Mitigation Credit Rights 257.6 156.4 21,000 Total Mitigation Credits 298.7 175.2 $24,700

© CTO Realty Growth, Inc. | ctoreit.com 2022 Guidance $ and shares outstanding in millions, except per share data. (1) As of April 28, 2022. 27 Low High Acquisition & Structured Investments $200 - $250 Target Initial Investment Cash Yield 6.50% - 7.00% Dispositions $40 - $70 Target Disposition Cash Yield 5.25% - 6.50% Core FFO Per Diluted Share $4.55 - $4.80 AFFO Per Diluted Share $4.95 - $5.20 Weighted Average Diluted Shares Outstanding 6.1 - 6.3 The Company has increased its outlook for 2022 to take into account the Company’s first quarter performance and revised expectations regarding the Company’s investment activities, forecasted capital markets transactions, and the impact from implementation of certain accounting standards .. The Company’s outlook for 2022 assumes continued stability in economic activity, stable or positive business trends related to each of our tenants and other significant assumptions .. The effect of the Company’s recently announced three - for - one stock split has not been accounted for in the Company’s revised guidance ..

© CTO Realty Growth, Inc. | ctoreit.com Contact Information & Research Coverage Contact Information Corporate Office Locations Investor Relations Transfer Agent New York Stock Exchange 369 N. New York Ave., 3 rd Floor Winter Park, FL 32789 1140 N. Williamson Blvd., Suite 140 Daytona Beach, FL 32114 Matt Partridge SVP, CFO & Treasurer (407) 904 - 3324 mpartridge@ctoreit.com Computershare Trust Company, N.A. (800) 368 - 5948 www.computershare.com Ticker Symbol: CTO www.ctoreit.com Research Analyst Coverage Institution Coverage Analyst Email Phone B. Riley Craig Kucera craigkucera@brileyfin.com (703) 312 - 1635 BTIG Michael Gorman mgorman@btig.com (212) 738 - 6138 Compass Point Merrill Ross mross@compasspointllc.com (202) 534 - 1392 Janney Rob Stevenson robstevenson@janney.com (646) 840 - 3217 Jones Research Jason Stewart jstewart@jonestrading.com (646) 465 - 9932 28

© CTO Realty Growth, Inc. | ctoreit.com Safe Harbor 29 Certain statements contained in this presentation (other than statements of historical fact) are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended .. Forward - looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words .. Although forward - looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward - looking statements .. Such factors may include, but are not limited to : the Company’s ability to remain qualified as a REIT ; the Company’s exposure to U .. S .. federal and state income tax law changes, including changes to the REIT requirements ; general adverse economic and real estate conditions ; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, global supply chain disruptions, and ongoing geopolitical war ; the ultimate geographic spread, severity and duration of pandemics such as the COVID - 19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations ; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business ; the loss or failure, or decline in the business or assets of PINE ; the completion of 1031 exchange transactions ; the availability of investment properties that meet the Company’s investment goals and criteria ; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales ; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and other risks and uncertainties discussed from time to time in the Company’s filings with the U .. S .. Securities and Exchange Commission .. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management .. Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation .. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances ..

© CTO Realty Growth, Inc. | ctoreit.com Non - GAAP Financial Measures 30 Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same - Property Net Operating Income (“Same - Property NOI”), each of which are non - GAAP financial measures .. We believe these non - GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs .. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same - Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements ; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures .. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT .. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries .. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark - to - market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive .. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above - and below - market lease related intangibles, and other unforecastable market - or transaction - driven non - cash items .. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non - cash revenues and expenses such as straight - line rental revenue, non - cash compensation, and other non - cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive .. Such items may cause short - term fluctuations in net income but have no impact on operating cash flows or long - term operating performance .. We use AFFO as one measure of our performance when we formulate corporate goals .. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non - cash revenues and expenses such as straight - line rental revenue, amortization of deferred financing costs, above - and below - market lease related intangibles, non - cash compensation, and other non - cash income or expense .. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities ..

© CTO Realty Growth, Inc. | ctoreit.com Non - GAAP Financial Measures 31 To derive Same - Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non - cash revenues and expenses such as above - and below - market lease related intangibles, straight - line rental revenue, and other non - cash income or expense .. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loan and master lease investments are also excluded from Same - Property NOI .. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented .. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loan and master lease investments in accordance with GAAP is also used in lieu of the interest income equivalent .. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions .. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non - cash revenues or expenses .. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non - cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance .. We use Same - Property NOI to compare the operating performance of our assets between periods .. It is an accepted and important measurement used by management, investors and analysts because it includes all property - level revenues from of the Company’s rental properties, less operating and maintenance expenses, real estate taxes and other property - specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods .. Same - Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties .. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same - Property NOI may not be comparable to similarly titled measures employed by other companies ..

© CTO Realty Growth, Inc. | ctoreit.com Definitions & Terms 32 References and terms used in this presentation that are in addition to terms defined in the Non - GAAP Financial Measures include : ▪ This presentation has been published on April 28 , 2022 .. ▪ All information is as of March 31 , 2022 , unless otherwise noted .. ▪ Any calculation differences are assumed to be a result of rounding .. ▪ “ 2022 Guidance” is based on the 2022 Outlook provided in the Company’s First Quarter 2022 Operating Results press release filed on April 28 , 2022 .. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE .. ▪ “Annualized Straight - line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight - line rent calculated in accordance with GAAP .. ▪ “ 2022 Net Operating Income” or “ 2022 NOI” is budgeted 2022 property - level net operating income based on the Company’s portfolio as of March 31 , 2022 , plus the annualized current quarterly dividend and management fees from PINE based on the Company’s PINE ownership as of March 31 , 2022 .. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”) .. An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB - , Baa 3 or NAIC - 2 or higher from one or more of the Major Rating Agencies .. ▪ “Contractual Base Rent” or “CBR” represents the amount owed to the Company under the terms of its lease agreements at the time referenced .. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future .. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2 , 052 , 497 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price .. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced .. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U .. S .. Office of Management and Budget .. The names of the MSA have been shortened for ease of reference .. ▪ “Net Debt” is calculated as our total long - term debt as presented on the face of our balance sheet ; plus financing costs, net of accumulated amortization and unamortized convertible debt discount ; less cash, restricted cash and cash equivalents .. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense .. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price ; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt .. ▪ “Total Common Shares Outstanding” equaled 6 , 011 , 611 shares ..